UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02192

BNY Mellon Sustainable U.S. Equity Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/19

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Sustainable U.S. Equity Fund, Inc.

ANNUAL REPORT May 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Sustainable U.S. Equity Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Sustainable U.S. Equity Fund, Inc. (formerly, Dreyfus Sustainable U.S. Equity Fund, Inc.), covering the 12-month period from June 1, 2018 through May 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

At the beginning of the reporting period, developed economies outside of the U.S. continued to weaken, while the U.S. economy sustained its relatively healthy growth rate. Calm markets prevailed throughout the summer, as robust growth and strong corporate earnings supported U.S. stock returns, while other developed markets continued to decline.

The fourth quarter of 2018 saw broad market weakness, due in part to heightened concerns about rising interest rates, trade tensions and slowing global growth. The slump largely erased prior gains on U.S. indices, while losses deepened in international markets. December experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. However, comments made by the Fed in January indicated that it would slow the pace of interest-rate increases, and this helped stimulate a rebound across equity markets that continued through much of the reporting period. However, in May, escalating trade tensions once again disrupted equity market progress, causing stock prices to pull back.

Fixed-income markets declined early in the period, as interest rates and inflation rose, pressuring most bond prices. Comparatively strong U.S. equity markets fed investor risk appetites, reducing the demand for Treasuries and increasing yields. But a return of stock market volatility in October triggered a flight to quality, boosting Treasury prices and flattening the yield curve. In January, when the Fed’s comments indicated that rate increases would be less likely in 2019, bond markets rallied. Fixed-income prices benefited from falling rates through the end of the period.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 17, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2018 through May 31, 2019, as provided by portfolio managers Jeff Munroe, Yuko Takano, Rob Stewart, and Raj Shant of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended May 31, 2019, BNY Mellon Sustainable U.S. Equity Fund, Inc.’s (formerly, Dreyfus Sustainable U.S. Equity Fund, Inc.) Class A shares produced a total return of 8.66%, Class C shares returned 7.80%, Class I shares returned 8.89%, Class Y shares returned 8.90%, and Class Z shares returned 8.81%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), provided a total return of 3.78% for the same period.2

Despite periods of volatility during the period, U.S. stocks gained ground amid strong economic fundamentals and supportive central bank policy. The fund outperformed the Index mainly due to security selection in the healthcare and information technology sectors.

As of October 31, 2018, Raj Shant became a portfolio manager for the fund. In May of 2019, Yuko Takano and Rob Stewart joined Jeff Munroe as primary portfolio managers for the fund.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies that demonstrate attractive investment attributes with sustainable business practices and have no material, unresolvable, environmental, social, and governance (ESG) issues. The fund invests principally in common stocks.

The fund invests in the stocks of companies with any market capitalization but focuses on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in the stock of foreign companies, including up to 10% in stocks of companies in emerging market countries that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues.

Newton seeks attractively priced companies (determined using both quantitative and qualitative fundamental analysis) with good products, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. Newton uses an investment process that combines investment themes with fundamental research and analysis to select stocks for the fund’s portfolio.

Markets Pivot on Central Bank and Trade Activity

Markets experienced bouts of volatility during the 12-month period but gained ground over the reporting period as a whole. U.S. equities exhibited strength early in the review period. Gains were largely attributable to robust corporate earnings, which benefited from the tailwind of 2017’s fiscal stimulus, allied with solid economic growth. These factors overwhelmed broader concerns pertaining to higher interest rates and trade tensions,

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

although, with hindsight, only temporarily. Starting in the fourth quarter, many equity markets felt pressure from slowing global growth, escalating trade issues between President Trump and China, Brexit difficulties, and additional geopolitical issues elsewhere in Europe and the emerging markets. Renewed articulation of hawkish narratives by U.S. Federal Reserve (the “Fed”) officials alarmed investors and stoked volatility. In December, equities reached new lows for the year, as economic and political news continued to unnerve investors. Investors also feared the European Central Bank (ECB) would proceed with its plan to conclude stimulus measures in January, despite moderating growth rates.

January marked a turnaround in the markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. The ECB announced it would provide additional stimulus to support the eurozone economy. China also announced plans to stoke its slowing economic growth rate. At its first meeting of the year, the Fed emphasized its focus on data, as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January, and equity markets maintained an upward trajectory through April. However, renewed trade tensions between the U.S. and China in May caused stocks to pull back once again.

Security Selections Supported Fund Performance

Stock picking was a particular source of strength across health care and information technology. It was also supportive, albeit to a lesser extent, in the utilities, materials, financials and consumer discretionary sectors. A void in energy was helpful for relative returns, as was an overweight to utilities.

Merck & Co.’s defensive characteristics proved attractive for investors as the share price rose over the review period. The large pharmaceutical company benefited from an increased interest in the sector, with additional impetus created by Keytruda, whose sales have continued to grow as the drug is approved for wider use. Eversource Energy was another holding to contribute strongly over 12 months. Its stable earnings profile appealed to investors, supporting the stock price, as did strong quarterly earnings. Dollar General trended higher ahead of results for the second quarter of 2018 and was another key contributor. The company exhibited strong, same-store-sales growth and shares received a boost towards the end of the review period.

Stock selection in industrials and communication services curbed outperformance during the period. A void in real estate also had a negative impact. Applied Materials endured a difficult 2018. Shares had been pricing in a tough near-term outlook on worries about a downturn in the semiconductor cycle. In addition, a recovery in the share price was halted towards the end of the review period as shares in chip makers fell, following the blacklisting by President Trump of Chinese technology business Huawei. A position in Verizon Communications also hurt relative performance, as a potential threat to the company’s wireless business emerged in May, following reports of Amazon’s interest in Boost Mobile. Doubts around the proposed merger between Sprint and T-Mobile had previously weighed on the telecommunications space in general. A void in Procter & Gamble, a sizable index constituent that performed well, proved unhelpful for relative returns.

A Cautious Investment Posture

While U.S. equity investors reaped solid gains, as stock-market indices rebounded from the lows reached towards the end of the challenging final quarter of 2018, an increasingly cautious view of the economic cycle has been adopted more recently, reflecting factors such as elevated corporate leverage, near-peak profit margins and stretched valuations. The escalation of trade tensions seen in recent weeks has further muddied the outlook. The stakes are rising, and the risks posed by the U.S. and China failing to secure a deal, with barriers to global trade increasing, are clear. Such an outcome has the potential to aggravate the cyclical fault lines described above, and, in the absence of material, incremental, monetary stimulus, stoke further market volatility such as that witnessed over the month of May.

Our approach remains consistent. In such an environment, we remain focused on the individual characteristics of each business we invest in and continue to avoid excess balance sheet leverage or models that rely on debt and credit to drive demand growth. We believe that the current holdings should continue do well against an increasingly uncertain macroeconomic backdrop.

June 17, 2019

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through September 30, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon Sustainable U.S. Equity Fund, Inc. with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A, Class C, Class I and Class Z shares of BNY Mellon Sustainable U.S. Equity Fund, Inc. on 5/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of $1,000,000 investment in Class Y shares of BNY Mellon Sustainable U.S. Equity Fund, Inc. with a hypothetical investment of $1,000,000 in the S&P 500® Index (the “Index”)

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/30/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Sustainable U.S. Equity Fund, Inc. on 5/31/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 5/31/19
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/31/99	2.39%	5.72%	11.24%
without sales charge	8/31/99	8.66%	6.97%	11.90%
Class C shares
with applicable redemption charge †	8/31/99	6.80%	6.18%	11.08%
without redemption	8/31/99	7.80%	6.18%	11.08%
Class I shares	8/31/99	8.89%	7.30%	12.28%
Class Y shares	9/30/16	8.90%	7.26%††	12.19%††
Class Z shares	3/29/72	8.81%	7.19%	12.15%
S&P 500® Index		3.78%	9.65%	13.93%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/30/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable U.S. Equity Fund, Inc. from December 1, 2018 to May 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2019
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.81	$8.58	$3.54	$3.54	$3.90
Ending value (after expenses)	$1,029.20	$1,024.90	$1,031.00	$1,031.00	$1,030.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2019
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.78	$8.55	$3.53	$3.53	$3.88
Ending value (after expenses)	$1,020.19	$1,016.45	$1,021.44	$1,021.44	$1,021.09

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C, .70% for Class I, .70% for Class Y and .77% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2019

Description	Shares		Value ($)
Common Stocks - 96.2%
Banks - 4.6%
Citigroup	123,002		7,644,574
First Republic Bank	64,566		6,264,193
			13,908,767
Capital Goods - 3.2%
Acuity Brands	22,479		2,779,978
Ferguson	47,964		3,098,090
General Electric	404,541		3,818,867
			9,696,935
Consumer Durables & Apparel - 6.1%
Lennar, Cl. A	87,829		4,361,588
NIKE, Cl. B	81,163		6,260,914
PulteGroup	145,581		4,513,011
Under Armour, Cl. A	142,795	[a]	3,255,726
			18,391,239
Diversified Financials - 3.3%
Goldman Sachs Group	34,831		6,356,309
Redwood Trust	222,063	[b]	3,537,463
			9,893,772
Food & Staples Retailing - 3.0%
Costco Wholesale	23,127		5,540,767
Walgreens Boots Alliance	74,723		3,686,833
			9,227,600
Food, Beverage & Tobacco - 3.8%
PepsiCo	90,907		11,636,096
Health Care Equipment & Services - 6.9%
Abbott Laboratories	144,391		10,992,487
Medtronic	106,174		9,829,589
			20,822,076
Household & Personal Products - 4.2%
Colgate-Palmolive	154,384		10,748,214
Coty, Cl. A	170,096		2,098,985
			12,847,199
Insurance - 4.0%
Intact Financial	142,952		12,290,953
Materials - 2.8%
Ecolab	17,265		3,178,314
International Flavors & Fragrances	40,253		5,451,061
			8,629,375
Media & Entertainment - 5.1%
Alphabet, Cl. A	14,124	[a]	15,628,206

Description	Shares		Value ($)
Common Stocks - 96.2% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 6.8%
Gilead Sciences	118,649		7,385,900
Merck & Co.	168,219		13,324,627
			20,710,527
Retailing - 5.7%
Dollar General	64,067		8,154,448
eBay	169,072		6,074,757
The TJX Companies	59,450		2,989,740
			17,218,945
Semiconductors & Semiconductor Equipment - 3.6%
Applied Materials	162,100		6,271,649
Qualcomm	67,386		4,502,732
			10,774,381
Software & Services - 16.0%
Accenture, Cl. A	64,006		11,397,548
Amazon.com	6,311	[a]	11,202,467
Intuit	14,739		3,608,844
Microsoft	181,354		22,429,863
			48,638,722
Technology Hardware & Equipment - 8.2%
Apple	61,067		10,691,000
Cisco Systems	222,654		11,584,688
Samsung SDI, GDR	59,453	[c]	2,727,032
			25,002,720
Telecommunication Services - 2.2%
Verizon Communications	120,633		6,556,403
Transportation - 1.3%
C.H. Robinson Worldwide	48,725		3,879,972
Utilities - 5.4%
CMS Energy	127,529		7,155,652
Eversource Energy	126,371		9,331,235
			16,486,887
Total Common Stocks (cost $247,437,048)			292,240,775

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 3.3%
Registered Investment Companies - 3.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $9,942,222)	2.4	9,942,222	[d]	9,942,222
Total Investments (cost $257,379,270)		99.5%		302,182,997
Cash and Receivables (Net)		.5%		1,496,595
Net Assets		100.0%		303,679,592

GDR—Global Depository Receipt

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2019, these securities were valued at $2,727,032 or .9% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	18.5
Financials	11.9
Consumer Discretionary	11.7
Consumer Staples	11.1
Health Care	10.1
Communication Services	7.3
Technology	5.6
Utilities	5.4
Industrials	4.5
Communications	3.7
Consumer, Non-cyclical	3.6
Investment Companies	3.3
Materials	2.8
99.5

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 5/31/18($)	Purchases($)	Sales ($)	Value 5/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,234,544	43,377,799	35,670,121	9,942,222	3.3	138,279

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	247,437,048	292,240,775
Affiliated issuers	9,942,222	9,942,222
Receivable for investment securities sold		1,519,456
Dividends and interest receivable		323,074
Receivable for shares of Common Stock subscribed		67,164
Prepaid expenses		51,749
		304,144,440
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		250,943
Directors fees and expenses payable		62,163
Payable for shares of Common Stock redeemed		60,072
Accrued expenses		91,670
		464,848
Net Assets ($)		303,679,592
Composition of Net Assets ($):
Paid-in capital		251,146,456
Total distributable earnings (loss)		52,533,136
Net Assets ($)		303,679,592

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	24,150,129	2,898,016	14,261,431	316,802	262,053,214
Shares Outstanding	2,120,979	301,983	1,220,677	27,163	22,437,669
Net Asset Value Per Share ($)	11.39	9.60	11.68	11.66	11.68

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $51,762 foreign taxes withheld at source):
Unaffiliated issuers	6,105,136
Affiliated issuers	138,279
Total Income	6,243,415
Expenses:
Management fee—Note 3(a)	1,815,646
Shareholder servicing costs—Note 3(c)	439,271
Registration fees	82,075
Professional fees	58,535
Directors’ fees and expenses—Note 3(d)	28,636
Distribution fees—Note 3(b)	23,592
Prospectus and shareholders’ reports	21,521
Loan commitment fees—Note 2	6,834
Custodian fees—Note 3(c)	6,784
Miscellaneous	44,838
Total Expenses	2,527,732
Less—reduction in expenses due to undertaking—Note 3(a)	(107,818)
Less—reduction in fees due to earnings credits—Note 3(c)	(143)
Net Expenses	2,419,771
Investment Income—Net	3,823,644
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	6,130,846
Net realized gain (loss) on forward foreign currency exchange contracts	22,804
Net Realized Gain (Loss)	6,153,650
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	15,280,209
Net Realized and Unrealized Gain (Loss) on Investments	21,433,859
Net Increase in Net Assets Resulting from Operations	25,257,503

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2019	2018[a]
Operations ($):
Investment income—net	3,823,644	2,589,032
Net realized gain (loss) on investments	6,153,650	7,670,612
Net unrealized appreciation (depreciation) on investments	15,280,209	6,177,623
Net Increase (Decrease) in Net Assets Resulting from Operations	25,257,503	16,437,267
Distributions ($):
Distributions to shareholders:
Class A	(896,452)	(4,478,176)
Class C	(119,428)	(1,182,859)
Class I	(462,446)	(2,506,527)
Class Y	(9,152)	(26,005)
Class Z	(10,969,757)	(59,564,430)
Total Distributions	(12,457,235)	(67,757,997)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,992,954	3,979,593
Class C	202,860	774,021
Class I	8,183,359	5,122,053
Class Y	131,440	378,365
Class Z	1,619,164	2,783,050
Distributions reinvested:
Class A	840,146	4,141,985
Class C	94,661	975,026
Class I	247,194	1,247,130
Class Y	-	1,548
Class Z	10,529,896	57,038,562
Cost of shares redeemed:
Class A	(4,314,234)	(3,607,486)
Class C	(985,135)	(2,228,089)
Class I	(5,445,340)	(7,027,954)
Class Y	(88,435)	(103,278)
Class Z	(24,819,765)	(27,380,437)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(7,811,235)	36,094,089
Total Increase (Decrease) in Net Assets	4,989,033	(15,226,641)
Net Assets ($):
Beginning of Period	298,690,559	313,917,200
End of Period	303,679,592	298,690,559

	Year Ended May 31,
	2019	2018[a]
Capital Share Transactions (Shares):
Class Ab,c
Shares sold	535,551	338,032
Shares issued for distributions reinvested	77,648	377,228
Shares redeemed	(393,856)	(307,052)
Net Increase (Decrease) in Shares Outstanding	219,343	408,208
Class Cb,c
Shares sold	21,018	73,564
Shares issued for distributions reinvested	10,334	104,504
Shares redeemed	(105,218)	(223,781)
Net Increase (Decrease) in Shares Outstanding	(73,866)	(45,713)
Class I
Shares sold	726,675	423,647
Shares issued for distributions reinvested	22,290	110,954
Shares redeemed	(483,178)	(552,303)
Net Increase (Decrease) in Shares Outstanding	265,787	(17,702)
Class Y
Shares sold	11,478	31,229
Shares issued for distributions reinvested	-	138
Shares redeemed	(7,173)	(9,296)
Net Increase (Decrease) in Shares Outstanding	4,305	22,071
Class Zc
Shares sold	139,328	226,989
Shares issued for distributions reinvested	949,498	5,074,574
Shares redeemed	(2,142,981)	(2,212,724)
Net Increase (Decrease) in Shares Outstanding	(1,054,155)	3,088,839

aDistributions to shareholders include $155,236 Class A, $121,396 Class I, $1,273 Class Y and $2,641,605 Class Z distributions from investment income—net and $4,322,940 Class A, $1,182,859 Class C, $2,385,131 Class I, $24,732 Class Y and $56,922,825 Class Z distributions from net realized gains. Undistributed investment income—net was $2,613,228 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

bDuring the period ended May 31, 2019, 1,570 Class C shares representing $14,900 were automatically converted to 1,327 Class A shares and during the period ended May 31, 2018, 20,530 Class C shares representing $195,009 were automatically converted to 17,445 Class A shares.

cDuring the period ended May 31, 2019, 1,253 Class Z shares representing $15,380 were exchanged for 1,285 Class A shares and during the period ended May 31, 2018, 481 Class C shares representing $4,448 were exchanged for 397 Class Z shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended May 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.94	13.26	12.02	14.38	14.82
Investment Operations:
Investment income—net[a]	.13	.08	.09	.11	.09
Net realized and unrealized gain (loss) on investments	.80	.60	1.80	(.69)	1.33
Total from Investment Operations	.93	.68	1.89	(.58)	1.42
Distributions:
Dividends from investment income—net	(.18)	(.10)	(.11)	(.09)	(.10)
Dividends from net realized gain on investments	(.30)	(2.90)	(.54)	(1.69)	(1.76)
Total Distributions	(.48)	(3.00)	(.65)	(1.78)	(1.86)
Net asset value, end of period	11.39	10.94	13.26	12.02	14.38
Total Return (%)[b]	8.66	5.05	16.25	(3.86)	9.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	1.11	1.26	1.23	1.20
Ratio of net expenses to average net assets	.95	.95	1.26	1.23	1.20
Ratio of net investment income to average net assets	1.11	.67	.76	.86	.62
Portfolio Turnover Rate	39.66	49.82	130.14	61.45	57.09
Net Assets, end of period ($ x 1,000)	24,150	20,812	19,810	19,733	23,248

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

Class C Shares	Year Ended May 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	9.26	11.64	10.63	12.93	13.52
Investment Operations:
Investment income (loss)—net[a]	.04	(.01)	(.00)[b]	.01	(.02)
Net realized and unrealized gain (loss) on investments	.67	.53	1.58	(.61)	1.21
Total from Investment Operations	.71	.52	1.58	(.60)	1.19
Distributions:
Dividends from investment income—net	(.07)	-	(.03)	(.01)	(.02)
Dividends from net realized gain on investments	(.30)	(2.90)	(.54)	(1.69)	(1.76)
Total Distributions	(.37)	(2.90)	(.57)	(1.70)	(1.78)
Net asset value, end of period	9.60	9.26	11.64	10.63	12.93
Total Return (%)[c]	7.80	4.25	15.34	(4.48)	9.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.81	1.86	2.02	1.98	1.96
Ratio of net expenses to average net assets	1.70	1.70	2.01	1.98	1.96
Ratio of net investment income (loss) to average net assets	.37	(.08)	(.01)	.11	(.11)
Portfolio Turnover Rate	39.66	49.82	130.14	61.45	57.09
Net Assets, end of period ($ x 1,000)	2,898	3,481	4,907	6,017	6,698

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended May 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.22	13.53	12.25	14.63	15.04
Investment Operations:
Investment income—net[a]	.16	.12	.14	.15	.14
Net realized and unrealized gain (loss) on investments	.80	.62	1.83	(.70)	1.36
Total from Investment Operations	.96	.74	1.97	(.55)	1.50
Distributions:
Dividends from investment income—net	(.20)	(.15)	(.15)	(.14)	(.15)
Dividends from net realized gain on investments	(.30)	(2.90)	(.54)	(1.69)	(1.76)
Total Distributions	(.50)	(3.05)	(.69)	(1.83)	(1.91)
Net asset value, end of period	11.68	11.22	13.53	12.25	14.63
Total Return (%)	8.89	5.38	16.65	(3.55)	10.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.81	.95	.91	.90
Ratio of net expenses to average net assets	.70	.70	.93	.91	.90
Ratio of net investment income to average net assets	1.36	.91	1.10	1.17	.96
Portfolio Turnover Rate	39.66	49.82	130.14	61.45	57.09
Net Assets, end of period ($ x 1,000)	14,261	10,710	13,162	10,150	12,499

a Based on average shares outstanding.

See notes to financial statements.

Class Y Shares	Year Ended May 31,
	2019	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	11.20	13.52	12.70
Investment Operations:
Investment income—net[b]	.16	.12	.10
Net realized and unrealized gain (loss) on investments	.80	.61	1.42
Total from Investment Operations	.96	.73	1.52
Distributions:
Dividends from investment income—net	(.20)	(.15)	(.16)
Dividends from net realized gain on investments	(.30)	(2.90)	(.54)
Total Distributions	(.50)	(3.05)	(.70)
Net asset value, end of period	11.66	11.20	13.52
Total Return (%)	8.90	5.33	12.48[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.77	.96[d]
Ratio of net expenses to average net assets	.70	.70	.94[d]
Ratio of net investment income to average net assets	1.35	1.01	1.13[d]
Portfolio Turnover Rate	39.66	49.82	130.14
Net Assets, end of period ($ x 1,000)	317	256	11

a From September 30, 2016 (commencement of initial offering) to May 31, 2017.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class Z Shares	Year Ended May 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.21	13.53	12.25	14.62	15.03
Investment Operations:
Investment income—net[a]	.15	.11	.13	.14	.13
Net realized and unrealized gain (loss) on investments	.81	.60	1.83	(.69)	1.35
Total from Investment Operations	.96	.71	1.96	(.55)	1.48
Distributions:
Dividends from investment income—net	(.19)	(.13)	(.14)	(.13)	(.13)
Dividends from net realized gain on investments	(.30)	(2.90)	(.54)	(1.69)	(1.76)
Total Distributions	(.49)	(3.03)	(.68)	(1.82)	(1.89)
Net asset value, end of period	11.68	11.21	13.53	12.25	14.62
Total Return (%)	8.81	5.19	16.51	(3.57)	10.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.87	1.03	1.03	.98
Ratio of net expenses to average net assets	.78	.77	1.02	1.03	.98
Ratio of net investment income to average net assets	1.28	.85	.99	1.05	.86
Portfolio Turnover Rate	39.66	49.82	130.14	61.45	57.09
Net Assets, end of period ($ x 1,000)	262,053	263,433	276,028	260,967	291,371

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable U.S. Equity Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from The Dreyfus Sustainable U.S. Equity Fund, Inc. to BNY Mellon Sustainable U.S. Equity Fund, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized six classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized), Class Y (100 million shares authorized) and Class Z (200 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses

NOTES TO FINANCIAL STATEMENTS (continued)

attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of May 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks†	289,142,685	3,098,090††	-	292,240,775
Investment Companies	9,942,222	-	-	9,942,222

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

At May 31, 2019, the amount of securities transferred between levels equals fair value of exchange traded foreign equity securities reported as Level 2 in the table above. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,653,679, undistributed capital gains $3,872,765 and unrealized appreciation $44,006,692.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2019 and May 31, 2018 were as follows: ordinary income $4,876,050 and $17,559,404, and long-term capital gains $7,581,185 and $50,198,593, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)

(g) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement (the “Agreement”) with the Adviser, the management fee is computed at an annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1½% of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to the Adviser, or the Adviser will bear such excess expense. During the period ended May 31, 2019, there was no expense reimbursement pursuant to the Agreement.

The Adviser has contractually agreed, from June 1, 2018 through September 30, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. On or after September 30, 2019, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $107,818 during the period ended May 31, 2019.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio.The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended May 31, 2019, the Distributor retained $15,309 from commissions earned on sales of the fund’s Class A and $3,846 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the

NOTES TO FINANCIAL STATEMENTS (continued)

period ended May 31, 2019, Class C shares were charged $23,592 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2019, Class A and Class C shares were charged $55,460 and $7,864, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2019, Class Z shares were charged $218,270 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2019, the fund was charged $94,349 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2019, the fund was charged $6,784 pursuant to the custody agreement. These fees were partially offset by earnings credits of $143.

During the period ended May 31, 2019, the fund was charged $12,449 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $204,012, Distribution Plan fees $1,835, Shareholder Services Plan fees $21,198, custodian fees $3,122, Chief Compliance Officer fees $4,090 and transfer agency fees $16,686.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended May 31, 2019, amounted to $117,693,429 and $143,580,469, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended May 31, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When

NOTES TO FINANCIAL STATEMENTS (continued)

executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At May 31, 2019, there were no outstanding forward contracts.

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2019:

Average Market Value ($)
Forward contracts	4,416

At May 31, 2019, the cost of investments for federal income tax purposes was $258,176,305; accordingly, accumulated net unrealized appreciation on investments was $44,006,692, consisting of $53,004,170 gross unrealized appreciation and $8,997,478 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Sustainable U.S. Equity Fund, Inc. (formerly, The Dreyfus Sustainable U.S. Equity Fund, Inc.)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Sustainable U.S. Equity Fund, Inc. (the “Fund”) (formerly, The Dreyfus Sustainable U.S. Equity Fund, Inc.), including the statements of investments and investments in affiliated issuers, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
July 25, 2019

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 85.97% of the ordinary dividends paid during the fiscal year ended May 31, 2019 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,859,534 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the fund hereby reports $.2972 per share as a long-term capital gain distribution paid on December 4, 2018.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 5, 2019, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management (North America) Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (“Performance Group 1”) and with a broader group of funds (“Performance Universe 1”), all for various periods ended January 31, 2019; (2) at the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

request of the Adviser, the fund’s performance with the performance of a group of environmental, social and governance (“ESG”)-rated funds from various Lipper categories (“Performance Group 2”) and with a broader group of ESG-rated funds (“Performance Universe 2”), all for various periods ended January 31, 2019; and (3) the fund’s actual and contractual management fees and total expenses with those of two groups of comparable funds, one identical to Performance Group 1 (“Expense Group 1”) and the other identical to Performance Group 2 (“Expense Group 2”), and with two broader groups of funds, one that included the Performance Group 1 funds (“Expense Universe 1”) and the other that included Performance Group 2 funds (“Expense Universe 2”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Groups and Performance Universes and the Expense Groups and Expense Universes.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the medians of the Performance Groups and Performance Universes in the eight-month period, above the medians of the Performance Groups and Performance Universe 1 for the one-year period and above the Performance Group 1 median for the two-year period, but below the medians in the remaining periods.

The Board considered the relative proximity of the fund’s performance to the medians of the Performance Groups and Performance Universes in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also considered that the fund’s investment strategies and portfolio management changed, and the Subadviser was added, in May 2017.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group 1 and 2 medians and the fund’s actual management fee and total expenses were below the Expense Group 1 and 2 medians and the Expense Universe 1 and 2 medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until September 30, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee paid to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s improved performance, in light of the considerations described above.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements through August 31, 2019.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 120

———————

Francine J. Bovich (67)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 69

———————

Isabel P. Dunst (72)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-present; previously, Of Counsel, 2015-2018, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

J. Charles Cardona (63)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the MBSC Securities Corporation (“MBSC”) (2013-2016)

No. of Portfolios for which Board Member Serves: 33

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (76)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (55)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 98

———————

Roslyn M. Watson (69)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 55

———————

Benaree Pratt Wiley (73)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 76

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Membership During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since January 2018.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 47 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 60 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 47 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since January 2018.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 31 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 43 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 50 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 137 portfolios) managed by the Adviser. She is 50 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

BNY Mellon Sustainable U.S. Equity Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DTCAX Class C: DTCCX Class I: DRTCX Class Y: DTCYX Class Z: DRTHX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2019 BNY Mellon Securities Corporation 0035AR0519

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,222 in 2018 and $37,838 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $12,028 in 2018 and $6,807 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,943 in 2018 and $3,525 in 2019.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,676 in 2018 and $1,691in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,678,286 in 2018 and $28,630,247 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Sustainable U.S. Equity Fund, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    July 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    July 26, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    July 26, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)